China Education Alliance Appoints New Chief Financial Officer

HARBIN, China, March 4, 2011-- /PRNewswire-Asia-FirstCall/ -- China Education Alliance, Inc. (NYSE: CEU) announced today the appointment of Ms. Alice Lee Rogers as Chief Financial Officer, effective March 1, 2011. Ms. Rogers replaces Mr. Zibing Pan, who is leaving for health issues. Mr. Pan served as the company’s Chief Financial Officer since August 2009.

Ms. Rogers has more than ten years of professional accounting and auditing experience with public accountant firms, including recent experience with SEC audits and reviews of financial disclosures. Ms. Rogers is also the founder of Lee-Rogers & Company, Inc. and has been its President since 2007.  From June 2009 to May 2010, Ms. Rogers worked as vice president of finance for Dragon Acquisition Corporation. Prior to that Ms. Rogers worked as an account manager at Kabani & Company Inc., from February 2005 to June 2007, and as a senior accountant at Koo, Chow & Company LLP from June 2000 to December 2004. Ms. Rogers graduated with a BA in Business Administration from California State University, Northridge. Ms. Rogers is a Certified Public Accountant and member of American Institute of Certified Public Accountants and California Society of CPAs.

“Ms. Rogers brings more than ten years of experience in financial services and accounting to the Company,” said Mr. Xiqun Yu, CEO of China Education Alliance, Inc. “We are very pleased to have her on our team.  She holds solid financial background and strategic vision which are attributes we look for in all our team members. We are confident that her appointment will help strengthen our corporate governance, promote investor communication and facilitate our future growth.”

About China Education Alliance, Inc.

China Education Alliance, Inc. (www.chinaeducationalliance.com) is a fast-growing, leading, China-based company offering high-quality education resources and services to students ages 6 to 18 and adults (university students and professionals) ages 18 and over. For students ages 6 to 18, China Education Alliance offers supplemental, online exam-oriented training materials and onsite, exam-oriented training and tutoring services. The company provides online, downloadable famous-teacher resources and onsite, personalized instruction. All resources and tutoring services are provided by famous teachers within mainland China. The purpose of online exam-orientated resources and onsite tutoring is to help Chinese students (ages 6 to 18) pass the two most important and highly competitive exams in their educational career: the senior high school entrance and college entrance exams. For graduates and professionals age 18 and over, China Education Alliance provides vocational training including IT and several professional training programs.

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding our ability to prepare the company for growth, the Company's planned expansion in 2009 and predictions and guidance relating to the Company's future financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs and are not a guarantee of future performance but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand especially in the education industry, pricing and demand trends for the Company's products, changes to government regulations, risk associated with operation of the Company's new facilities, risk associated with large scale implementation of the company's business plan, the ability to attract new customers, ability to increase its product's applications, cost of raw materials, downturns in the Chinese economy, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Investors are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release, readers are cautioned not to place undue reliance on any of them and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company's expectations.

For more information, please contact:

Alice Lee Rogers
China Education Alliance, Inc.
Tel:   626-379-5956
alice@edu-chn.com

Christensen
Kimberly Minarovich
Tel: +1 917 533 3268
kminarovich@ChristensenIR.com

Jenny Wu
Tel: +86 138 1041 7714
jwu@christensenIR.com